EX.99.906 CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of USA MUTUALS, (the “Trust”), does hereby certify, to such officer’s knowledge, that the Trust’s report on Form N-CSR for the period ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust for the stated period.

/s/ Eric Lansky Eric Lansky
President and Treasurer,
USA MUTUALS

Dated: December 3, 2008
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by USA MUTUALS for purposes of Section 18 of the Securities Exchange Act of 1934.